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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               AltaVista Company
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            (Exact name of registrant as specified in its charter)

              Delaware                                 04-3479713
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

      1070 Arastradero Road
      Palo Alto, California                                 94304
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(Address of principal executive offices)                  (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
   333-93013   (if applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered


           Not Applicable                            Not Applicable
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Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
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                               (Title of Class)

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                               (Title of Class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1
(File No. 333-93013).
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Item 2.  Exhibits.

EXHIBIT NUMBER        DESCRIPTION
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3.1  A                Amended and Restated Certificate of Incorporation of the
                      Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File
                      No. 333-93013)

3.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-93013)

4.1 Form of common stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-93013)

10.12 Investors' Rights Agreement, by and between the Registrant and CMGI, Inc. (incorporated by reference to Exhibit 10.12 to the Registrant's Registration Statement on Form S-1 (File No. 333-93013)


                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      AltaVista Company
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Date    4/10/2000
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By    /s/ Stephanie A. Lucie
          Vice President, General Counsel and Secretary
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      * Print the name and title of the signing officer under his signature.